UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2010
NetREIT, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	000-53673	33-0841255

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1282 Pacific Oaks Place Escondido, California	92029

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (760) 471-8536
NetREIT
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Definitive Material Agreement.
On August 4, 2010, NetREIT, a California corporation (“NetREIT-CA”) consummated the reincorporation merger (the “Reincorporation Merger”) with and into its wholly owned subsidiary, NetREIT, Inc., a Maryland corporation (the “Company” or “NetREIT-MD”) for the purpose of changing the Company’s state of incorporation from California to Maryland pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), the form of which was included as Appendix A to Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2010 (the “Proxy Statement”). The Merger Agreement was approved by NetREIT-CA’s shareholders at a meeting of the shareholders which was held in part and adjourned on May 21, 2010 and reconvened on May 28, 2010 (the “Shareholder Meeting”). A copy of the Merger Agreement is attached hereto as Exhibit 2.01 to this Current Report on Form 8-K and incorporated herein by reference.
In connection with the Reincorporation Merger, Articles of Merger were filed with the Secretary of State of California and the Maryland State Department of Assessments and Taxation on August 4, 2010 to effect the reincorporation. The Reincorporation Merger does not result in any change in the business, management, location of the Company’s principal executive offices, assets, liabilities, net worth, or accounting practices. The Reincorporation Merger does not give rise to any appraisal or dissenters’ rights. Each outstanding share of NetREIT-CA’s common stock is automatically converted into one share of the common stock of NetREIT-MD. All of NetREIT-CA’s Series AA Preferred Stock was redeemed prior to the effectiveness of the Reincorporation Merger. The name of the surviving corporation is “NetREIT, Inc.”
In connection with the Reincorporation Merger and pursuant to the Merger Agreement, at the effective time of the Reincorporation Merger: (i) each outstanding share of NetREIT-CA common stock, no par value per share was automatically converted into one share of NetREIT-MD’s common stock, $0.01 par value per share, with the result that NetREIT-MD is now the publicly-held corporation and NetREIT-CA has been merged out of existence; (ii) each stock certificate representing issued and outstanding shares of NetREIT-CA capital stock continues to represent the same number of shares of NetREIT-MD’s capital stock; (iii) the shareholders of NetREIT-CA became the shareholders of NetREIT-MD; (iv) each option, other right to purchase, or security convertible into or exercisable for, shares of NetREIT-CA capital stock (a “Right”) outstanding immediately prior to the Reincorporation Merger was converted into and became an equivalent Right to acquire, upon the same terms and conditions, the equal number of shares of NetREIT-MD’s capital stock (whether or not such Right was then exercisable) and the exercise price per share under each respective Right remained equal to the exercise price per share immediately prior to the Reincorporation Merger; (v) the directors and officers of NetREIT-CA in office immediately prior to the Reincorporation Merger became the directors and officers NetREIT-MD following the Reincorporation Merger, (vi) Kenneth W. Elsberry was appointed to the Company’s Board of Directors, and (vii) certain other changes approved at the Shareholder Meeting and described more fully in the Proxy Statement.

Item 3.03	Material Modifications to Rights of Security Holders.
As disclosed in the Proxy Statement, the Reincorporation Merger will not materially modify the rights of the Company’s shareholders. However, Maryland corporate law will now be applicable in the determination of the rights of shareholders of the Company. The Company refers its shareholders to the discussion entitled “PROPOSAL 2: PROPOSAL TO APPROVE REINCORPORATION IN MARYLAND” beginning on page 12 of the Proxy Statement and “PROPOSAL 3: A PROPOSAL TO APPROVE AND ADOPT THE SURVIVING CORPORATION’S CHARTER AND BYLAWS AS PART OF THE REINCORPORATION” beginning on page 37 of the Proxy Statement and incorporated herein by reference, for a summary of all of the material terms of the charter documents, bylaws and laws of the two states as they pertain to shareholder rights.
The constituent instruments defining the rights of holders of the Company’s capital stock will now be the Articles of Amendment and Restatement of the Articles of Incorporation of the Company (the “Surviving Articles”) and Amended and Restated Bylaws of NetREIT-MD, which are filed as Exhibit 3.01 and Exhibit 3.02, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) On August 4, 2010, Kenneth W. Elsberry was appointed to the Board of Directors of the Company, pursuant to the terms of the Surviving Articles filed with the Maryland State Department of Assessments and Taxation in connection with the consummation of the Reincorporation Merger. The authorized number of directors on the Board is eight (8).
Mr. Elsberry served as the Chief Financial Officer of NetREIT-CA since its inception until August 4, 2010, the date of its dissolution, and continues to serve as the Chief Financial Officer of NetREIT-MD. He is a member of the California Society of Certified Public Accountants, American Institute of Certified Public Accountants and National Association of Accountants. From December 2004 to October 2007, Mr. Elsberry served as chief financial officer of Trusonic, Inc., a startup technology company based in San Diego, California. Mr. Elsberry also served as a Director of the Centurion Counsel Funds, an investment company registered under the Investment Company Act of 1940, from March 10, 2001 until 2005. Mr. Elsberry presently holds a license as a registered securities principal with Centurion Institutional Services, Inc., a FINRA member broker-dealer. Mr. Elsberry also currently serves as chief financial officer of Centurion Institutional Services and CHG Properties, Inc. From 1994 until 1998, Mr. Elsberry served as chief financial officer of Clover REIT. Mr. Elsberry received his Bachelor of Science degree in accounting from Colorado State University and is a registered securities principal.
There are no arrangements or understandings between the Company and any other person pursuant to which Mr. Elsberry was elected as director. Mr. Elsberry and the Company are party to certain agreements related to Mr. Elsberry’s compensation as Chief Financial Officer of the Company, including an Employment Agreement, dated as of January 28, 1999, as amended, and certain restricted stock grants. Such arrangements have been previously reported by NetREIT-CA pursuant to Item 402 of Regulation S-K, including most recently in the Proxy Statement.

Item 9.01	Financial Statements and Exhibits

2.01	Plan and Agreement of Merger, by and between NetREIT, Inc., a Maryland corporation, and NetREIT, a California corporation, dated as of July 30, 2010.

3.01	Articles of Amendment and Restatement of the Articles of Incorporation of NetREIT, dated as of July 30, 2010.

3.02	Amended and Restated Bylaws of NetREIT, Inc.

3.03	Articles of Merger filed with the Maryland State Department of Assessments and Taxation and the California Secretary of State on August 4, 2010.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NetREIT
Date: August 10, 2010	By:	/s/ Kenneth Elsberry
		Name:	Kenneth Elsberry
		Title:	Chief Financial Officer